Provision In Lieu Of Income Taxes	12 Months Ended
Dec. 31, 2018
Provision In Lieu Of Income Taxes [Abstract]
PROVISION IN LIEU OF INCOME TAXES

5.    PROVISION IN LIEU OF INCOME TAXES

Tax Cuts and Jobs Act (TCJA)

On December 22, 2017, the TCJA was signed into law.  Substantially all of the provisions of the TCJA are effective for our taxable years beginning January 1, 2018.  The TCJA includes significant changes to the Code, including amendments which significantly change the taxation of business entities and includes specific provisions related to regulated public utilities such as Oncor.  The most significant TCJA change that impacts us is the reduction in the corporate federal income tax rate from 35% to 21%.  The specific provisions related to regulated public utilities in the TCJA applicable to us include the continued deductibility of interest expense, the elimination of bonus depreciation on certain property acquired after September 27, 2017 and certain rate normalization requirements for accelerated depreciation benefits.

Changes in the Code from the TCJA had a material impact on our financial statements in 2017.  Under GAAP, specifically Topic 740, Income Taxes, the tax effects of changes in tax laws must be recognized when the law is enacted, or December 22, 2017 for the TCJA.  Topic 740 also requires deferred tax assets and liabilities to be measured at the enacted tax rate expected to apply when temporary differences are to be realized or settled.  Based on this, our liability in lieu of deferred income taxes was re-measured at the date of enactment using the new tax rate.

We have completed the measurement and accounting for the effects of the TCJA.  The re-measurement of our liability in lieu of deferred income taxes related to our non-regulated operations resulted in a $21 million charge to the nonoperating provision in lieu of tax expense for the year ended December 31, 2017.  The re-measurement of our liability in lieu of deferred income taxes related to our regulated operations resulted in a $1.6 billion decrease in our liability in lieu of deferred income taxes at December 22, 2017 and a corresponding increase in our regulatory liabilities.

Components of Liability in Lieu of Deferred Income Taxes

The components of our liability in lieu of deferred income taxes are provided in the table below.

	At December 31,
	2018	2017

Deferred Tax Related Assets:
Employee benefit liabilities	$234	$253
Regulatory liabilities	55	15
Other	6	7
Total	295	275
Deferred Tax Related Liabilities:
Property, plant and equipment	1,651	1,551
Regulatory assets	245	240
Other	1	1
Total	1,897	1,792
Liability in lieu of deferred income taxes - net	$1,602	$1,517

Provision (Benefit) in Lieu of Income Taxes

The components of our reported provision (benefit) in lieu of income taxes are as follows:

	Year Ended December 31,
	2018	2017(1)	2016(1)

Reported in operating expenses:
Current:
U.S. federal	$112	$(55)	$60
State	21	20	20
Deferred:
U.S. federal	21	303	191
State	-	-	-
Amortization of investment tax credits	(2)	(2)	(2)
Total reported in operating expenses	152	266	269
Reported in other income and deductions:
Current:
U.S. federal	(32)	(5)	(5)
State	-	-	-
Deferred federal	(3)	6	(10)
Total reported in other income and deductions	(35)	1	(15)
Total provision in lieu of income taxes	$117	$267	$254

________________

(1) As adjusted for the retrospective adoption of ASU 2017-07, as discussed in Note 1.

Reconciliation of provision in lieu of income taxes computed at the U.S. federal statutory rate to provision in lieu of income taxes:

	Year Ended December 31,
	2018	2017	2016

Income before provision in lieu of income taxes	$662	$686	$685
Provision in lieu of income taxes at the U.S. federal statutory rate of 21% for 2018 and 35% for 2017 and 2016	$139	$240	$240
Amortization of investment tax credits – net of deferred tax effect	(2)	(2)	(2)
Amortization of excess deferred taxes	(18)	(1)	(1)
Impact of federal statutory rate change from 35% to 21%	-	21	-
Texas margin tax, net of federal tax benefit	17	13	13
Nontaxable gains on benefit plan investments	(1)	(4)	-
Other, including audit settlements	(18)	-	4
Reported provision in lieu of income taxes	$117	$267	$254
Effective rate	17.7%	38.9%	37.1%

The net amounts of $1.602 billion and $1.517 billion reported in the balance sheets at December 31, 2018 and 2017, respectively, as liability in lieu of deferred income taxes include amounts previously recorded as net deferred tax liabilities.  Upon the sale of equity interests to Texas Transmission and Investment LLC in 2008, we became a partnership for U.S. federal income tax purposes, and the temporary differences that gave rise to the deferred taxes will, over time, become taxable to the equity holders.  Under a tax sharing agreement among us and our equity holders (see Note 1), we make payments to the equity holders related to income taxes when amounts would have become due to the IRS if Oncor was taxed as a corporation.  Accordingly, as the temporary differences become taxable, we will pay the equity holders.  In the event such amounts are not paid under the tax sharing agreement, it is probable that this regulatory liability will continue to be included in Oncor’s rate setting processes.

Accounting For Uncertainty in Provision in Lieu of Income Taxes

The statute of limitations is open for our partnership tax returns for the years beginning after December 31, 2009, however, the IRS has declined to review the tax returns for the years ended prior to January 1, 2016.  Texas margin tax returns are under examination or still open for examination for tax years beginning after 2014.  We are not a member of  any consolidated federal tax group and assess our liability for uncertain tax positions in our partnership returns.

We had no uncertain tax positions in 2018.  The following table summarizes the changes to the uncertain tax positions reported in other noncurrent liabilities in our consolidated balance sheet during the years ended December 31, 2017 and 2016:

	2017	2016

Balance at January 1, excluding interest and penalties	$3	$3
Reductions based on tax positions related to prior years	(3)	-
Balance at December 31, excluding interest and penalties	$-	$3

As of December 31, 2016, the $3 million balance represents tax positions for which the uncertainty relates to the timing of recognition for tax purposes.  In the first quarter 2017, EFH Corp. settled all open tax claims with the IRS.  As a result, we reduced the liability for uncertain tax positions by $3 million.  This reduction is reported as a decrease in income taxes in 2017.

Noncurrent liabilities included no accrued interest related to uncertain tax positions at December 31, 2018 and 2017.  There were no amounts recorded related to interest and penalties in the years ended December 31, 2018, 2017 and 2016.  The federal income tax benefit on the interest accrued on uncertain tax positions, if any, is recorded as liability in lieu of deferred income taxes.